THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 ("THE ACT"), NOR UNDER APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

ISSUE DATE: July __, 2005

LENDER: ______________________________

PRINCIPAL SUM: $_____________

                          CANWEST PETROLEUM CORPORATION
                    8.0 % SECURED CONVERTIBLE PROMISSORY NOTE

1. PROMISE TO PAY

1.1 Promise to Pay - FOR VALUE RECEIVED, CANWEST PETROLEUM CORPORATION, a Colorado corporation with its principal executive office at 206-475 Howe Street, Vancouver, B.C. CANADA V6C-2B3 (the "Company"), promises to pay to the order of the Lender on the Maturity Date the Principal Sum set forth above. Simple interest at the rate of 8.0% per annum on the Principal Sum (after reduction for the Refund Amount, as described below) will be compounded annually and payable on the Maturity Date . No interest shall be payable on any of the Refund Amount. This 8.0% Secured Convertible Promissory Note (the "Note") is one in a series of Notes being issued in the same offering, and is issued pursuant to that certain Subscription Agreement dated July __, 2005 between the Company and Lender (the "Subscription Agreement").

      1.2 Maturity Date - The Maturity Date of this Note is any time after one year from the Issue Date that the Lender makes a demand on the Company for payment. The Company shall pay the Principal Sum outstanding to the Lender in lawful money of the United States of America on the Maturity Date at the address of the Lender set forth below or such other address as the Lender designates by written notice to the Company prior to the payment being made. Accrued interest shall be paid at the Maturity Date in shares of the Company's common stock at a price per share of $0.45.

      1.3 Refund Amount - Within ten days of receipt by the Escrow Agent (as defined in the Subscription Agreement) of any funds returned to the Escrow Agent (the "Refund Amount") for any unsuccessful bids on the Rights (as defined below), the Refund Amount shall be paid proportionately to all Lenders holding this series of Note according to the Principal Sum of each Note compared to the Principal Sum of all Notes in the series. If the Refund Amount allocated to Lender under this Note is less than the Principal Sum, then this Note shall continue in effect as to any remaining unpaid Principal Sum.

      1.4 Bonus Shares - In the event the Escrow Agent receives a Refund Amount, then the Company shall issue to the Lender, in lieu of interest on the Refund Amount which is deducted from the Principal Sum, 10% of the Refund Amount allocated to Lender under this Note, payable in shares of the Company's common stock at a price per share of $0.40. The shares will be issued within fifteen
(15) days of the date that the Refund Amount is paid to the Lender.

      1.5 Prepayment. This Note may be pre-paid in whole or in part without penalty at any time after the earlier of: (i) one year after the Issue Date; or
(ii) (A) the Company's common stock trades at or above (or has a reported bid price at or above) $2.00 per share for more than 10 consecutive trading days; and (B) the shares of the Company's common stock into which the Principal Sum may be converted have been registered for resale pursuant to an effective registration statement under the Securities Act of 1933, as amended; provided, however, that the Company must provide at least 14 days' written notice to Lender of the Company's intent to prepay.

      1.6 Events of Default - The whole of the Principal Sum or the balance remaining unpaid, together with any accrued and unpaid interest may, at the option of the Lender, become immediately due and payable upon the occurrence of any of the following events (each event being called an "event of default"):

      (a) the Company defaults in payment of the Principal Sum and accrued interest on the Maturity Date and the default continues for 30 days after written notice of the default to the Company by the Lender;

      (b) the Company and its wholly owned subsidiary, Township Petroleum Corporation ("Township") fail to secure the Guarantee with all or a portion of the Rights (as defined below) so purchased by Township with all or part of the proceeds of the Principal Sum remaining under this Note after the Refund Amount has been applied.

      (c) the Company defaults in the performance or observance of any other covenant or condition of the Note and the default continues for 90 days after written notice of the default to the Company by the Lender;

      (d) an order is made for the winding-up of the Company; a petition is filed by or against the Company; an assignment for the benefit of creditors is made by the Company; a receiver or agent is appointed in respect of the Company under any bankruptcy or insolvency legislation, or by or on behalf of a secured creditor of the
            Company; or an application is made under the United States Bankruptcy Code or any successor or similar legislation;

      (e) the Company ceases to carry on its business or disposes of substantially all of its assets; or

      (f) the Company takes any corporate proceedings for its dissolution or liquidation.

      1.7 Guarantee - The  performance  of obligations by the Company under this
Note is guaranteed (the "Guarantee") by Township. Upon an event of default, Lender may exercise its rights and remedies directly against Township pursuant to the terms of the security agreement between Township and Lender.

      1.8 Secured Note - The Guarantee will not be secured immediately upon issuance. However, the Guarantee will be secured immediately upon purchase by Township of certain oil sands rights at the sale of petroleum and natural gas rights held by the Province of Alberta on August 24, 2005, which oil sands rights are located in the Athabasca Oil Sands Region of Alberta, Canada, within Townships 87 to 104 and ranges 1 to 15 west of the fourth meridian (collectively, the "Rights"). The Lender's secured position shall be evidenced by a security agreement effective as of the date of purchase of the Rights by and between Township and the Lender.

2. CONVERSION BY LENDER

      2.1 Conversion by Lender - The Principal Sum of this Note, together with any unpaid interest thereon, will be convertible by the Lender, upon notice being given by the Lender to the Company in the manner specified in subsection
2.2 below, into fully paid, non-assessable shares of the Company's $.001 par value common stock at a price of $0.45 per share (the "Conversion Price"). The Conversion Price is subject to adjustment under section 4 below. The shares of common stock issued upon conversion will be recorded on the books of the Company as of the Conversion Date in the name of the Lender or its nominee, and will rank pari passu with the issued and fully paid shares of the Company of the same class outstanding on the Conversion Date, and the Lender will accordingly be entitled to any dividends or other distributions declared, made, or paid on or after such Conversion Date. If the number of shares to be issued to the Lender on conversion of this Note is not a whole number, then the number of the shares shall be rounded down to the nearest whole number.

      2.2 Conversion Procedures. The Lender may exercise its right of conversion by:

      (a) delivering by hand or by registered mail to the principal office of the Company as set out on page 1 hereof, or to such other address as the Company may from time to time in writing advise, a Notice of Conversion in the form attached as "Schedule A" hereto, such Notice to be received by the Company on or before the Maturity Date and prior to repayment by the Company. The date on which the Notice is received by the Company is herein called the "Conversion Date"; and

      (b) surrendering this Note to the Company in exchange for a certificate for the appropriate number of shares. Surrender of the Note by the Lender to the Company shall be a good and sufficient discharge to the Company, subject to the delivery of a share certificate for the appropriate number of Shares, of the debt evidenced by this Note or of any lesser amount converted and, if less than the full amount of debt represented by the Note is converted, the Company shall deliver to the Lender a replacement Note representing the balance of the debt which remains outstanding; and

      (c) delivering to the Company an investment representation letter sufficient to permit the Company to issue the shares deliverable upon conversion in a manner believed to be exempt from registration under the Act.

      2.3. Payment Obligation Ceases. The obligation of the Company to repay the Principal Sum of the Note and pay interest on the Note or any portion thereof, as applicable, shall cease on the Conversion Date as to the amount of the Principal Sum and accrued interest which is converted to shares of common stock pursuant to Section 2.2.

3. AVAILABLE AUTHORIZED CAPITAL

      3.1 The Company will, at all times while this Note is outstanding, keep available shares of authorized and unissued common stock sufficient to enable the Principal Sum evidenced by this Note from time to time outstanding and unconverted, together with accrued and unpaid interest thereon, to be converted to shares of common stock in accordance with this Note.

      3.2 The Company represents and warrants that the shares of common stock issuable upon conversion or in payment of the Note, when issued in compliance with the terms of this Note, will be validly issued, fully paid and non-assessable shares of common stock of the Company, and will be free of any liens, charges or encumbrances.

4. ADJUSTMENT OF CONVERSION PRICE AND SHARES

      4.1 If the Company shall at any time subdivide its outstanding common stock by recapitalization, reclassification or split-up thereof, the number of shares of common stock subject to this Note immediately prior to such subdivision shall be proportionately decreased, and if the Company shall at any time combine the outstanding common stock by recapitalization, reclassification or combination thereof, the number of shares of common stock underlying this
Note immediately prior to such combination shall be proportionately increased. Any corresponding adjustment to the Conversion Price shall become effective at the close of business on the record date for such subdivision or combination.

      4.2 In the event of a dividend (other than in shares of common stock of the Company), the proposed dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, split-off or spin-off, or a merger or consolidation of the Company with another corporation, or the sale of all or substantially all of the assets of the Company, the Board may provide that the Lender will have the right to convert this Note (at its then current Conversion Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of shares of common stock for which this Note might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation; or, in the alternative, the Board may provide that this Note will terminate as of a date fixed by the Board; provided, however, that not less than 30 days' written notice of the date so fixed must be given to the Lender who will have the right, during the period of 30 days preceding such termination, to convert this Note into common stock.

      4.3 The preceding paragraph will not apply to a merger or consolidation in which the Company is the surviving corporation and shares of common stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of common stock (excluding a change in par value, or from no par value to par value, or any change as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Board may provide that the Lender will have the right to convert this Note solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of common stock into which this Note might have been converted.

      4.4 In the event of a change in the common stock of the Company as presently constituted into the same number of shares with a different par value, the shares resulting from any such change will be deemed to be the common stock of the Company within the meaning of this agreement.

      4.5 To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments will be made in good faith by the Board.

      4.6 Except as expressly provided in this Note, the Lender will have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will not affect, and no adjustment will be made with respect to, the number or price of shares of common stock subject to this Note. The issuance of this Note will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or to merge or consolidate, or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

5. REGISTERS OF THE COMPANY

      5.1  Maintenance of Registers.  The Company shall, at all times while this
Note is outstanding, cause to be kept by and at the principal office of the Company, registers in which will be entered the Lender's name and address and particulars of this Note held by it. No transfer, exchange or conversion of this Note will be valid unless made by the Lender or its administrators or other legal representatives or its attorney duly appointed by an instrument in writing unless in form and execution satisfactory to the Company acting reasonably upon compliance with such requirements as are set out in this Note, and such other requirements as the Company acting reasonably may prescribe, and unless the transfer has been duly entered on one of the appropriate registers or noted on this Note by the Company or other registrar.

      5.2 Inspection of Registers. The registers referred to above will at all reasonable times be open for inspection by the Lender.

      5.3 Transfer on Registers. Subject to restrictions under the Securities Act of 1933 and similar laws, the Lender may at any time and from time to time have this Note transferred at any of the places at which a register is kept pursuant to the provisions of this section, in accordance with such reasonable regulations as the Company may prescribe.

6. GENERAL

      6.1 Ownership of Note - The Company will not be charged with notice of nor be bound to see to the execution of any trust, whether expressed, implied or constructive, in respect of this Note and the Company may transfer this Note on the direction of the Lender whether named as trustee or otherwise, as though that person were the beneficial owner.

      6.2  Notice  and  Other   Instruments  -  Any  notice,   demand  or  other
communication required or permitted to be given to a party must be in writing and must be:

      (a) personally delivered to that party or a director or officer of that party; or

      (b)   except  during  a  period  of  strike,   lock-out  or  other  postal
            disruption, sent by registered mail, postage prepaid to the address of that party set forth on the signature page; or

      (c) sent by telegraph, telecopier, telex or facsimile, e-mail, or similar communication tested prior to sending and confirmed by prepaid registered or certified mail to the address of that party set forth on the signature page;

and will be deemed to have been received by that party on the earliest of the date of delivery under paragraph (a), the actual date of receipt where mailed under paragraph (b) and the day following the date of communication (otherwise than by U.S Postal Service mail) under paragraph (c). Any party may give written notice to the other party of a change of address to some other address, in which event any communication must thereafter be given to that party, at the last such changed address of which the party communicating has received written notice.

      6.3 Headings - Headings to the sections, paragraphs, subparagraphs and clauses of this Note have been inserted for convenience of reference only, and are not to affect its construction.

      6.4 Governing Law - This Note and the rights, remedies, powers, covenants, duties and obligations of the parties will be construed in accordance with and governed by the laws of the State of Colorado and the federal laws of the United States.

      6.5 Arbitration - Any controversy, claim, dispute and matters of difference with respect to this Agreement and the transactions contemplated by it must be resolved through submission to arbitration in Denver, Colorado according to the rules and practices of the American Arbitration Association from time to time in force.

      6.6 Severability - If any provision of this Note is or becomes invalid, illegal or unenforceable in any respect, that fact will not affect the validity, legality or enforceability of the remaining provisions of this Note or any valid, legal or enforceable parts of the impugned provision.

      6.7 Binding on Successors - This Note will inure to the benefit of and be binding upon each of the parties and their respective heirs, executors, administrators, successors and permitted assigns.

      6.8 Amendment and Waiver - This Note may not be amended, waived, discharged or terminated except by a document executed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

      6.9 Entire Agreement - This Note and the related Subscription Agreement, Warrant Agreement and Security Agreement between the Company and the Lender, set forth the entire agreement and understanding of the Company and the Lender with respect to the loan and supersedes all prior oral and written agreements, undertakings and understandings.

                                                  CANWEST PETROLEUM CORPORATION


                                                  By: __________________________

                                                  Title: _______________________

      THE PERFORMANCE OF OBLIGATIONS UNDER THIS NOTE IS GUARANTEED BY TOWNSHIP PETROLEUM CORPORATION.

                                                  TOWNSHIP PETROLEUM CORPORATION


                                                  By: __________________________

                                                  Title: _______________________

ACKNOWLEDGED AND AGREED TO this ___ day of July, 2005.


_____________________________
Lender Signature

Lender Name: ______________________________

Lender Address: ___________________________

___________________________________________

___________________________________________

Email: ____________________________________

                                  "SCHEDULE A"

                    8.0% SECURED CONVERTIBLE PROMISSORY NOTE
                                CONVERSION NOTICE

      The undersigned holder of an 8.0% Secured Convertible Promissory Note (the "Note") issued by CanWest Petroleum Corporation (the "Company"), hereby exercises its option to convert $__________________ of the Principal Sum of its Note, into Shares of the Company's common stock at the Conversion Price of $0.40 per Share (subject to adjustments as provided in the Note).

DATED the ____ day of _________________, 20___.


_____________________________________
[NAME OF LENDER]


By: _________________________________
    Authorized Signatory